STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT entered into as of September 25, 2002, by and among Cybercare, Inc. (the “Seller”), and Westmark Group Holdings, Inc. (the “Buyer”).

WITNESSETH:

WHEREAS, the Seller owns 587, 615 shares of the common stock of Buyer (the
“Shares”); and

WHEREAS, the Seller desires to sell the Shares to the Buyer, and the Buyer desires to purchase the Shares form the Seller, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties hereto, intending to be legally bound, agree as follows:

1.  Purchase and Sale of Shares.  The Seller hereby sells the Shares to the Buyer, and the
Buyer hereby purchases the Shares from the Seller, free and clear of all liens, charges, encumbrances and security interests, upon the terms and conditions set forth herein.

2.  The Closing.  The Closing of the transactions contemplated by this Agreement (the
“Closing”) shall take place concurrently with the execution of this Agreement (the “Closing
Date”).  At the Closing the parties shall make the following deliveries: (a) the Seller shall deliver to the Buyer a certificate evidencing the Shares duly endorsed for transfer in blank, and; (b) the
Buyer shall deliver to the Seller $8,814.22 (the “Purchase Price”) by wire transfer or in otherwise immediately available funds, and (c) each of the Parties shall deliver such other documents, certificates and instruments as may be required by the terms of this Agreement.

3.  Representations and Warranties of the Seller to the Buyer.  The Seller, in order to induce Buyer to enter into this Agreement and deliver the Purchase Price to the Seller, hereby represents and warrants to the Buyer as follows:

(a) Enforceability.  This Agreement contains the binding obligations of the Seller, enforceable against him in accordance with the terms and conditions hereof.

(b) Authority.  The Seller has the power and authority necessary in order to enter into this Agreement and perform its obligations hereunder.

(c) No Conflicts.  The entering into of this Agreement by the Seller, and the performance by the Seller of its obligations hereunder, will not conflict with or constitute a breach of or default under any agreement to which the Seller is a party or any order or decree of any court or regulatory body to which the Seller is subject.

(d) No Liens.  The Shares to be delivered by the Seller to the Buyer under this
Agreement are owned by the Seller, free and clear of all liens, charges, encumbrances and security interests, and at the Closing, the Seller will deliver good and marketable title to the
Share to the Buyer.

4.  Representations and Warranties of the Buyer to the Seller.  The Buyer, in order to induce the Seller to enter into this Agreement and deliver the Shares to the Buyer, hereby represents and warrants to the Seller as follows:

(a) Enforceability.  This Agreement contains the binding obligations of the Buyer, enforceable against it in accordance with the terms and conditions hereof.

(b) Authority.  The Buyer has the power and authority necessary in order to enter into this Agreement and perform its obligations hereunder.

(c) No Conflicts.  The entering into this Agreement by the Buyer, and the performance by the Buyer of its obligations hereunder, will not conflict with or constitute a breach of or default under any agreement to which the Buyer is a party or any order or decree of any court or regulatory body to which the Buyer is subject.

5.  Post-Closing Covenants.  The Parties agree as follows with respect to the period following the Closing.

(a) General.  In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party
(unless the requesting Party is entitled to indemnification therefor under Section 6 below).

(b) Non-Disparagement.  Buyer agrees that it will not make any disparaging or deprecating comments or communications (including, without limitation, making statements, granting interviews, having discussions, supplying information, or making any postings on
Ragingbull.com or other internet websites) with regard to the Seller.  In the event of a breach of this provision by the Buyer, the Shares shall be immediately forfeited to the Seller, and Buyer shall immediately take all necessary actions to transfer ownership of the Shares back to the
Seller.

6.  Indemnification.

(a) Indemnification by the Seller.  The Seller hereby agrees to indemnify and hold harmless the Buyer, and its successors and assigns, from and against any and all losses,

liabilities, deficiencies, costs, damages and expenses (including without limitation, reasonable attorney’s fees, charges and disbursements) incurred by the Buyer as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Seller herein.

(b) Indemnification by the Buyer.  The Buyer agrees to indemnify and hold harmless the Seller, and its successors and assigns, from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorney’s fees, charges and disbursements) incurred by the Seller as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Buyer herein.

(c) Indemnification Procedure.  Any Party entitled to indemnification under this
Section (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any Party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, within ten (10) business days following written notice thereof to the indemnifying party so long as the
Indemnified Party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such Party was not entitled to indemnification.  The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to.

7.  Miscellaneous.

(a) Fees and Expenses.  Each of the Parties to this Agreement shall pay its own fees and expenses related to the transactions contemplated by this Agreement.

(b) Entire Agreement Amendment.  This Agreement contains the entire understanding of hte Parties with respect to the matters covered herein.  No provision of this
Agreement may be waived or amended other than by a written instrument signed by the Party against whom enforcement of any such amendment or waiver is sought.

(c) Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (i) upon hand delivery or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of delivery to a reputable express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be as follows:

If to Seller:

Cybercare, Inc.

Attn: A. Adelson

2500 Quantum Lakes Drive

Suite 1000

Boynton Beach, Florida

If to Buyer:

Westmark Group Holdings, Inc.

Attn: James Carpinello

438 S. Country Club Drive

Atlantis, Florida 33462

Any Party hereto may from time to time change its address for notices by giving written notice of such changed address to the other Party hereto in accordance herewith.

(d) Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their legal representatives, successors and assigns.

(e) Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to the choice of law provisions thereof.

(f) Counterparts.  This Agreement my be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth in the first paragraph.

CYBERCARE, INC.

By: /s/ Alan Adelson

Name: Alan Adelson

Its: Senior Vice President

WESTMARK GROUP HOLDINGS, INC.

By: /s/ James Carpinello

Name: Jim Carpinello

Its: Chairman

WESTMARK GROUP HOLDINGS, INC.

By: /s/ Dori Carpinello

Name: Dori Carpinello

Its: President